Offerings - Offering: 1	Dec. 15, 2025 USD ($)
Offering:
Fee Previously Paid	true
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Maximum Aggregate Offering Price	$ 13,539,300.00
Amount of Registration Fee	$ 1,869.78
Offering Note	The maximum aggregate amount of the securities to which the amended prospectus relates is $13,539,300.00. The fee of $$1,869.7773 was previously paid - Accession No. 0001104659-25-121026